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                                                                EXHIBIT 10.2.1.3

                         LUMINENT MORTGAGE CAPITAL, INC.
                            2003 STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT

        THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Option Agreement") by and between Luminent Mortgage Capital, Inc., a Maryland corporation (the "Corporation"), and _____________________________ (the "Participant") evidences the nonqualified stock option (the "Option") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock, $0.001 par value, first set forth below.

   Number of Shares of Common Stock:/1/ ________ Award Date:  __________________

   Exercise Price per Share:/1/  $________ Expiration Date:/1/,/2/ _____________

   Vesting/1/,/2/ [The Option shall become vested as to one-third of the total number of shares of Common Stock subject to the Option on each of the first, second and third anniversaries of the Award Date.]

        The Option is granted under the Luminent Mortgage Capital, Inc. 2003 Stock Incentive Plan (the "Plan") and subject to the Terms and Conditions of Nonqualified Stock Option (the "Terms") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms and the Plan, specifically acknowledges and agrees to Section 14 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

"PARTICIPANT"                               LUMINENT MORTGAGE CAPITAL, INC.,
                                            a Maryland corporation

---------------------------------
Signature

                                            By:
---------------------------------              ---------------------------------
Print Name                                  Its:
                                               ---------------------------------
---------------------------------
Address

---------------------------------
City, State, Zip Code

                                CONSENT OF SPOUSE

        In consideration of the Corporation's execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

----------------------------------                   ----------------------
Signature of Spouse                                  Date

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/1/  Subject to adjustment under Section 7 of the Plan.
/2/ Subject to early termination under Section 7 of the Plan and Section 4 of the Terms.

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                TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1.      VESTING; LIMITS ON EXERCISE.

        As set forth on the cover page of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares of Common Stock subject to the Option. The Option may be exercised only to the extent the Option is vested and exercisable.

        . Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the earlier of (a) expiration of the Option on the close of business on the Expiration Date set forth on the cover page of this Option Agreement (or, if the Expiration Date is not a business day, on the close of business on the last business day preceding the Expiration Date) or (b) the termination of the Option pursuant to Section 7 of the Plan or Section 4 of these Terms.

        . No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

        . Minimum Exercise. No fewer than 1001 shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.      CONTINUANCE OF EMPLOYMENT/SERVICE REQUIRED; NO EMPLOYMENT/SERVICE
        COMMITMENT.

        The vesting schedule requires continued employment by or service to the Company through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

        Nothing contained in this Option Agreement or the Plan constitutes an employment or service commitment by the Corporation of any Subsidiary, affects the Participant's status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Participant's other compensation.

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3.      METHOD OF EXERCISE OF OPTION.

        The Option shall be exercisable by the delivery to the Chief Financial Officer of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

        . delivery of an executed Exercise Agreement in substantially the form attached hereto as Exhibit A or such other form as the Committee may require from time to time (the "Exercise Agreement");

        . payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier's check payable to the order of the Corporation subject to such specific procedures or directions as the Committee may establish;

        . satisfaction of the tax withholding provisions of Section 8.5 of the Plan; and

        . any written statements or agreements required pursuant to Section 6 below.

The Committee also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

        . shares of Common Stock already owned by the Participant, valued at their fair market value (as such term is defined in the Plan) on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six (6) months before the date of such exercise;

        . if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

        . a note meeting the requirements of Section 5.4 of the Plan (or, in the case of tax loans, Section 8.5 of the Plan).

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4.      EARLY TERMINATION OF OPTION.

        4.1 Dismissal for Cause. If the Participant's employment by or service to the Company terminates (and the Participant does not otherwise continue to be employed by or provide services to another entity within the Company) (the date of such termination is referred to as the Participant's "Severance Date"), and such termination is a termination by the Corporation or a Subsidiary for Cause (as defined below), the Option will terminate on the date of such termination, whether or not the Option is then vested and/or exercisable.

        4.2 Other Terminations of Employment. If the Participant's employment by or service to the Company terminates for any reason other than a termination by the Corporation or a Subsidiary for Cause, the Option, to the extent not vested and exercisable on the Participant's Severance Date, will terminate on the Participant's Severance Date. To the extent that the Option is vested and exercisable as of the Participant's Severance Date in such circumstances, then:

        . if the Participant's employment by or service to the Company terminates for any reason other than the Participant's death or Disability (and other than a termination by the Company for Cause), the Participant will have 90 days following the Participant's Severance Date to exercise the portion of his or her Option that was vested on his or her Severance Date, and such portion of the Option shall terminate at the close of business on the last business day of such 90-day period to the extent not theretofore exercised.

        . if the Participant's employment by or service to the Company terminates due to the Participant's death or Disability, the Participant (or his or her personal representative or beneficiary, as the case may be) will have 12 months following the Participant's Severance Date to exercise the portion of the Participant's Option that was vested on the Participant's Severance Date, and such portion of the Option shall terminate at the close of business on the last business day of such 12-month period to the extent not theretofore exercised.

In no case, however, will any portion of the Option continue to be exercisable following the termination of the Option on its stated Expiration Date and in all cases the Option remains subject to earlier termination pursuant to Section 7 of the Plan.

        For purposes of this Agreement, "Cause" means a termination of employment or service based on a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant either: (a) has failed to perform his or her job duties in a material respect without proper cause and, if a cure is reasonably possible in the circumstances, has failed to cure within a reasonable period of time after written notice of such conduct (or lack thereof); (b) has materially breached a fiduciary duty, or willfully and materially violated any other duty, law, regulation or policy of the Company in a manner injurious to the Company; (c) has been convicted of or pled nolo contendere to a felony, or (d) has materially breached any of the provisions of any agreement with the Company and, if a cure is reasonably possible in the circumstances, has failed to cure within a reasonable period of time after written notice of the breach. For purposes of this Agreement, "Disability" means a total disability within the meaning of Section 22(e)(3) of the Code. Also refer to the provisions of Section 6 of the Plan which apply with respect to the Option and a termination of employment or services.

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5.      NON-TRANSFERABILITY AND OTHER RESTRICTIONS.

        The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 5.6 of the Plan. Any shares of Common Stock issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to call, rights of first refusal, and other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

        The Articles of Incorporation and Bylaws of the Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the transfer of shares). To the extent that these restrictions and limitations are more restrictive than those set forth in this Agreement, such restrictions and limitations shall apply to the shares of Common Stock acquired upon exercise of the Option. Such restrictions and limitations are not, however, in lieu of, nor shall they in any way reduce or minimize, any limitation or restriction on the shares of Common Stock acquired upon exercise of the Option imposed under this Agreement.

6.      SECURITIES LAWS.

        6.1 Participant's Representations. The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act of 1933 ("Securities Act"), based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation's reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

     . No Intent to Sell. The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant's own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act or other applicable state securities laws.

     . Information; No Reliance on Company. The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors and is not relying on any representations made by the Company, or any of its agents, other than those expressly set forth in this Option Agreement.

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     .    Risk of Loss. The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

     . Restrictions on Shares. The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, and represents that he or she is familiar with such rule, and understands the resale limitations imposed thereby and by the Securities Act and applicable state securities laws.

     . Additional Restrictions. The Participant has read and understands the restrictions and limitations set forth in the Plan, the Corporation's Articles of Incorporation and Bylaws, this Option Agreement (including these Terms), and the Exercise Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option. The Participant acknowledges having received and reviewed copies of the Articles of Incorporation and Bylaws of the Corporation.

     . No Company Representations. At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

     . Share Certificate Legend. The Participant understands and acknowledges that any certificate evidencing the shares of Common Stock acquired pursuant to the Option when issued shall bear, in addition to any other legends which may be provided for under the Corporation's Articles of Incorporation and/or required by applicable state securities laws, the legends set forth in Section 6.3.

     . Tax Matters. The Participant has obtained and is relying upon the advice of his or her own tax advisors with respect to the tax consequences of the grant, vesting, and/or exercise of the Option and any acquisition or sale of the shares of Common Stock subject to the Option. The Participant is not relying on any representations by the Company or any of its agents with respect to such matters.

        6.2 Compliance with Securities Laws. Neither the Participant nor any permitted transferee shall sell, pledge or otherwise transfer shares of Common Stock acquired pursuant to the Option or any interest in such shares except in accordance with the express terms of the Plan and this Agreement. Any attempted transfer in violation of this Section 6.2 shall be void and of no effect. Without in any way limiting the provisions set forth above, the Participant (or permitted transferee) shall not make any disposition of all or any portion of shares of Common Stock acquired or to be acquired pursuant to the Option, except in compliance with all applicable federal and state securities laws and unless and until:

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        (a)     there is then in effect a registration statement under the
                Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

        (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

        (c) the Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Corporation, furnishes to the Corporation an opinion of counsel acceptable to the Corporation's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

Notwithstanding anything else herein to the contrary, the Corporation has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Corporation make any representation concerning the likelihood of a public offering of the Common Stock or any other securities of the Corporation.

        6.3 Share Legends. All certificates evidencing shares of Common Stock issued or delivered under this Agreement shall bear substantially the following legends, as well as the legends provided for under the Corporation's Articles of Incorporation and/or any other appropriate or required legends under applicable laws:

        "BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO BE BOUND BY THE PROVISIONS OF THE INCENTIVE STOCK OPTION AGREEMENT DATED AS OF ______________, 2003, AND RELATED EXERCISE AGREEMENT (TOGETHER, THE "AGREEMENT"), BY AND BETWEEN THE CORPORATION AND THE HOLDER. THE AGREEMENT CONTAINS SUBSTANTIAL RESTRICTIONS ON TRANSFER, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, PLEDGE, TRANSFER OR OTHER DISPOSITION. THE AGREEMENT ALSO CONTAINS THE CORPORATION'S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THESE SECURITIES."

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (A) TO THE CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (C) IN A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND THE INITIAL PURCHASER)."

        6.4 Delivery of Financial Statements. The Corporation shall deliver annually to the Participant such financial statements of the Corporation as are required to satisfy applicable securities laws.

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        6.5     Confidential Information. Any financial or other information relating to the Corporation obtained by the Participant in connection with or as a result of the Plan or Awards thereunder shall be treated as confidential.

7.      LOCK-UP AGREEMENT.

        Neither the Participant nor any permitted transferee may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option (the "Shares") or any interest therein (or agree to do any thereof) (collectively, a "Transfer") during the period commencing as of 14 days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation's securities of which the Participant has notice. (The term "Participant" includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation's transfer agent against the Transfer of the Corporation's securities beneficially owned by the Participant and shall conform the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.      LIMITED CALL RIGHT; MANDATORY SALE; TRANSFER RESTRICTIONS.

        8.1 Corporation's Call Right. Subject to the terms and conditions of this Section 8.1, the Corporation shall have the right (the "Call Right") (but not the obligation) to repurchase in one or more transactions in connection with the termination of the Participant's employment by or service to the Company, and the Participant (or any permitted transferee) shall be obligated to sell any of the Shares acquired upon exercise of the Option, at the Repurchase Price. To exercise the Call Right, the Corporation must give written notice thereof to the Participant (the "Call Notice"). The Call Notice is irrevocable by the Corporation and must (a) be in writing and signed by an authorized officer of the Corporation, (b) set forth the Corporation's intent to exercise the Call Right and contain the total number of Shares to be sold to the Corporation pursuant to the Call Right, (c) be mailed or delivered in accordance with
Section 11, and (d) be so mailed or delivered during the Notice Period (determined in accordance with the following sentence). The "Notice Period" shall:

        (a)     commence on the Participant's Severance Date; and

        (b)     terminate on the earlier of: (1) the Public Offering Date; or
                (2) the later of (i) the date that is ninety (90) days after the Participant's Severance Date or (ii) the date that is ninety
                (90) days after the Participant first acquired the Shares upon exercise of the Option.

        8.2 Repurchase Price. The price per Share to be paid by the Corporation upon settlement of the Corporation's Call Right (the "Repurchase Price") shall equal the fair market value (as such term is defined in the Plan) of a Share determined as of the

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later of (a) the Participant's Severance Date or (b) the date that the
Participant first acquired the Share upon exercise of the Option.

        8.3 Closing. The closing of any repurchase under this Section 8 shall be at a date to be specified by the Corporation, such date to be no later than ninety (90) days after the later of (a) the date that is ninety (90) days after the Participant's Severance Date or (b) the date that is ninety (90) days after the Participant first acquired the Shares upon exercise of the Option. The purchase price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness against surrender by the Participant of a stock certificate evidencing the Shares with duly endorsed stock powers. No adjustments (other than pursuant to Section 7 of the Plan) shall be made to the purchase price for fluctuations in the fair market value of the Common Stock after the relevant date, determined pursuant to Section 8.2, for determining the fair market value of the Shares to be repurchased.

        8.4 Termination of Call Right. The Corporation's Call Right shall terminate to the extent that it is not exercised prior to the Public Offering Date.

        8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

9.      RIGHT OF FIRST REFUSAL.

        The Corporation shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

        9.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Corporation, mailed or delivered in accordance with the provisions of Section 11, of his or her intention to sell or transfer such Shares (the "Option Notice").

        The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Corporation shall have the option, as set forth herein, of purchasing the Shares for cash (or a cash equivalent) at closing in an amount which the Corporation determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Corporation's best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the "Corporation's Notice") within ten (10) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation's determination of a fair value equivalent, he or she shall have the right (the "Retraction Right") to retract the proposed sale or transfer to a third party and the offer of Shares to the Corporation pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 11). If the stockholder again proposes to sell or transfer the Shares, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 9 prior to any sale or transfer.

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        9.2     Option to Purchase. Subject to the selling stockholder's
Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Corporation (the "Option Period"), the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the "Right of First Refusal").

        9.3 Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation pursuant to the terms of this Section 9 (the "Purchase Notice"). Purchases pursuant to this Section 9 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Corporation's Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

        9.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Corporation to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares
(a) at a lower price or on terms more favorable to the Participant or transferee than those specified in the Option Notice, and (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 9 prior to any sale or transfer to the same or any other person.

        9.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 9 to one or more stockholders of the Corporation.

        9.6 Termination of Right of First Refusal. The Corporation's Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

10.     NO STOCKHOLDER RIGHTS FOLLOWING EXERCISE OF A CALL OR REPURCHASE.

        If the Participant (or any permitted transferee) holds Shares as to which the Call Right or the Right of First Refusal has been exercised (in connection with the termination of the Participant's employment or otherwise), the Participant shall be entitled to the value of such shares in accordance with the provisions of Section 8 or 9, as applicable, but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the call

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or repurchase. To the maximum extent permitted by law, the Participant's rights following the exercise of the Call Right or Right of First Refusal shall, with respect to the call or repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in Section 8 or 9, as applicable.

11.     NOTICES.

        Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Chief Financial Officer, and to the Participant at the address reflected or last reflected on the Corporation's payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given as of the date mailed in accordance with the foregoing provisions of this Section 11.

12.     PLAN.

        The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof and of this Option Agreement. The Participant acknowledges reading and understanding the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

13.     ENTIRE AGREEMENT.

        This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.

        The Corporation's Articles of Incorporation and Bylaws are outside of the scope of the integration provision of the preceding paragraph.

        The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other

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

provision hereof. The Corporation's Articles of Incorporation and Bylaws may be amended in accordance with their respective terms.

14.     SATISFACTION OF ALL RIGHTS TO EQUITY.

        The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Company, or otherwise) to receive (1) stock options or a restricted stock award with respect to the Company's securities, and/or (2) any other equity or derivative security in or with respect to the Company. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Company. The foregoing notwithstanding, this Section 14 shall not adversely affect the Participant's rights under any prior option or restricted stock agreement under the Plan (provided such agreement is expressly labeled as an option, restricted stock, or award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

15.     GOVERNING LAW; LIMITED RIGHTS; SEVERABILITY.

        15.1. Maryland Law, Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties. Captions and headings are given to the sections and subsections of this Option Agreement (including these Terms) and the Exercise Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of such document or any provision hereof or thereof.

        15.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 8.7 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 8.12 of the Plan.

        15.3. Severability. If a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties' intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

(Remainder of Page Intentionally Left Blank)

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

                                                                       EXHIBIT A

                         LUMINENT MORTGAGE CAPITAL, INC.
                            2003 STOCK INCENTIVE PLAN
                            OPTION EXERCISE AGREEMENT

        The undersigned (the "Purchaser") hereby irrevocably elects to exercise his/her right, evidenced by that certain Nonqualified Stock Option Agreement dated as of ____________________ (the "Option Agreement") under the Luminent Mortgage Capital, Inc. 2003 Stock Incentive Plan (the "Plan"), as follows:

        .   the Purchaser hereby irrevocably elects to purchase
            __________________ shares of Common Stock, par value $0.001 per share (the "Shares"), of Luminent Mortgage Capital, Inc., a Maryland corporation (the "Corporation"), and

        . such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 8.5 of the Plan).

        Capitalized terms are defined in the Plan if not defined herein.

        1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:
_______________________________________________________________________________

        2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by SEC Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6.1 of the "Terms and Conditions of Nonqualified Stock Option" (which are attached to and a part of the Option Agreement, the "Terms") and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

        The Purchaser acknowledges receipt of the Corporation's condensed consolidated financial information.

        The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section
6.3 of the Terms, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

        3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

        . any transfer of the Shares must comply with all applicable laws as set forth in Section 6 of the Terms;

        . the Shares are subject to restrictions on transfer under Section 5.6 of the Plan, under Section 5 of the Terms, and under the Corporation's Articles of Incorporation and Bylaws;

        . the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in
            Section 7 of the Terms, the Corporation's call right and right of first refusal set forth in Sections 8 and 9 of the Terms, the share legend requirements of Section 6.3 of the Terms, and the foregoing provisions of this Section 3; and

        . as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Committee, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

        4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms, a disclosure statement, and the Corporation's Articles of Incorporation and Bylaws) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

        5. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.

        The Corporation's Articles of Incorporation and Bylaws are outside of the scope of the integration provision of the preceding paragraph.

        The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. The Corporation's Articles of Incorporation and Bylaws maybe amended in accordance with their respective terms.

"PURCHASER"                              ACCEPTED BY:
                                         LUMINENT MORTGAGE CAPITAL, INC.

---------------------------------
Signature                                By:
                                             -----------------------------------
---------------------------------        Its:
Print Name
                                             -----------------------------------
                                          (To be completed by the corporation
---------------------------------         after the price (including applicable
Date                                      withholding taxes), value (if
                                          applicable) and receipt of funds is
                                          verified.)

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